UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2005


                                CADUS CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-28674                 13-366091

(State or other jurisdiction of    (Commission File          (I.R.S. employer
incorporation or organization)         Number)            identification number)


767 Fifth Avenue                                             10153
New York, New York
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 702-4351

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On June 23, 2005, the Board of Directors of Cadus Corporation (the "Company") engaged Holtz Rubenstein Reminick LLP as the Company's new independent accountants to replace Grant Thornton LLP. The Board of Directors decided to solicit proposals from independent accounting firms during April and May 2005. After receiving these proposals and considering a variety of factors, the Board of Directors voted to engage Holtz Rubenstein Reminick LLP as the Company's new independent accountants and to dismiss Grant Thornton LLP effective upon the engagement of Holtz Rubenstein Reminick LLP.

The Company had engaged Grant Thornton LLP on May 4, 2004 as the Company's independent accountants. The report of Grant Thornton LLP on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2004, and during the period from January 1, 2005 through June 23, 2005, the Company did not have any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2004. During the period of time from May 4, 2004, when the Company engaged Grant Thornton LLP, through June 23, 2005, there were no "reportable events" as defined in Item 304(a)(1)(v) of
Regulation S-K adopted by the Securities and Exchange Commission (the "Commission").

The Company provided Grant Thornton LLP with a copy of the disclosures to be included in Item 4.01 of this Form 8-K and requested that Grant Thornton LLP furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements made in Item 4.01 of this Form 8-K. Attached as Exhibit 16.1 is a copy of the letter from Grant Thornton LLP to the Commission, dated June 24, 2005.

During the fiscal years ended December 31, 2004 and December 31, 2003, and during the period from January 1, 2005 through June 23, 2005, the Company did not consult with Holtz Rubenstein Reminick LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 24, 2005 regarding change in certifying accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  June 28, 2005

                                         CADUS CORPORATION


                                         By: /s/ DAVID BLITZ
                                             ------------------------
                                             David Blitz, President